investor presentation Exhibit 99.1

safe harbor statement
All statements made in this presentation, other than statements of historical fact, are forward-looking statements. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “look forward to,”
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “could,” “guidance,” “potential,”
“opportunity,” “continue,” “project,” “forecast,” “confident,” “prospects,” “schedule,” “designed,” “future” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI
Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of the establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K,
Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

non-GAAP financial measures
This presentation contains or may mention the non-GAAP measures merchandise sales, adjusted EBITDA, non-GAAP net income, free cash flow and certain ratios that use those measures. GSI’s consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements, in this release and on the conference call, we use the non-GAAP financial measures of merchandise sales, adjusted EBITDA, non-GAAP net income and free cash flow. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for or superior to our GAAP financial information. We have included reconciliations later in this presentation of the non-GAAP measures to the nearest GAAP measure.
We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as to the operating results of comparable companies. We believe these non-GAAP financial measures are useful to investors both because (1)
they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business.
Merchandise sales. We define merchandise sales as the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through our platform, whether we record the full amount of such transaction as a product sale or a percentage of such transaction as a service fee on our financial statements.
Merchandise sales exclude the retail value of all sales transactions from partners acquired through the acquisition of Accretive Commerce as such sales do not flow through our platform.
Merchandise sales do, however, include the value of freight services sold by Accretive Commerce to its partners. We consider merchandise sales to be a useful metric for management and investors because a significant portion of our sales and marketing expenses, including fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and organizational costs such as business management, are related to the amount of sales made through our platform, whether or not we record the revenue from such sales. As a result, we use this metric as part of our revenue and expense forecasting process and for capacity planning purposes. We monitor this metric on a daily basis and consider it to be a critical measure of the health of our business.
Adjusted EBITDA. We have defined adjusted EBITDA as income from operations excluding stock-based compensation and depreciation and amortization expenses. Beginning with this release we are also excluding acquisition-related integration expenses. We consider adjusted EBITDA to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing rapidly and operate in an emerging and rapidly changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration expenses permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance.
Non-GAAP net income. We have defined non-GAAP net income as net income plus stock-based compensation expense and amortization of acquisition-related intangibles minus cumulative effect of change in accounting principle related to the adoption of SFAS 123R and plus/minus the provision/benefit for income taxes. Beginning with this release, we are also adding back acquisition-related integrated expenses to net income. This figure is then taxed at our current annual effective tax rate to arrive at non-GAAP net income. We believe it is useful to exclude stock-based compensation expense and acquisition-related integration expenses from non-GAAP net income for the same reasons we exclude them from adjusted
EBITDA. We believe it is useful to exclude amortization of acquisition-related intangibles because in our opinion the benefits of these assets could exceed the amortization period and this supplemental view enables management and investors to measure the business without this potential effect. The gain we recorded from the cumulative effect of change in accounting principle related to the adoption of SFAS 123R is an item we view as non-recurring in nature. We believe it is useful to view net income without the benefit of this non-
recurring item. We exclude the GAAP income tax provision in order to compute the non-GAAP pre-tax income. The non-GAAP pre-tax income is then taxed at our current annual effective tax rate to arrive at non-GAAP net income.
Free cash flow. We define free cash flow as net cash provided by operating activities minus cash paid for fixed assets, including capitalized software development. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, including information technology infrastructure, can be used for strategic opportunities, including investing in the business, making strategic acquisitions and strengthening the balance sheet. Analysis of free cash flow also facilitates management’s comparisons of our operating results to the operating results of comparable companies. A limitation of using free cash flow as a means for evaluating our performance is that free cash flow reflects changes in working capital which is impacted by short-term changes in cash flow and the seasonality of our business which may not be indicative of long-term performance. Another limitation of free cash flow is that it excludes fixed assets purchased and placed in service but not paid for during the applicable period. Our management compensates for this limitation by providing information about capital expenditures on the face of the cash flow statement and in supplemental disclosures in our Forms 10-K and 10-Q.

agenda
core domestic business
emerging growth opportunities
marketing services –
gsi interactive SM
gsi international SM
financials
agenda core domestic business emerging growth opportunities financials technology
fulfillment
customer care
premium e-commerce solutions
end-to-end or modular
integrated components
customized
~ 80 major retailers / brands
13 retail categories
~ 3,400 employees
$672 million in trailing 12-month net revenues ended sept. 29, 2007 core domestic business
agenda core domestic business emerging growth opportunities financials

Acquisition of Accretive Commerce expands domestic market position announced aug. 16 / closed sept. 11
integration targeted for completion during second half 2008
adds 14 marquee partners
more depth added in key apparel, home, health & beauty and specialty foods categories opportunity to provide new partners with services and platform options increases scale and infrastructure
adds ~ 1 million sq. ft. of fulfillment space
adds 600 call center seats
enhances long-term growth
$83.6 million in 12-months trailing net revenues ended June 2007 opportunity for additional services / platform options including marketing and international agenda core domestic business emerging growth opportunities financials healthy and growing U.S. e-commerce market
agenda core domestic business emerging growth opportunities financials
“The channel continues to move full steam ahead while capturing a larger share of total retail sales ( ~ 7%). This strong growth is an indication that the online retail channel is still years away from reaching its saturation level and still has several years of double-
digit growth ahead.”
The State of Retailing Online 2007 – a Shop.org study conducted by Forrester Research
* GSI Commerce excludes automobiles and parts, travel, and event and movie tickets, when discussing the U.S. online general merchandise market.  GSI target retail categories include apparel, accessories & footwear, appliances & tools, baby products, consumer electronics, cosmetics & fragrances, home furnishings; jewelry;
music & videos (media entertainment); personal care; sporting goods & apparel; toys & video games; food, beverages and groceries (gifting / specialty foods) and pet supplies as reported in the “US e-Commerce: Five-Year Forecast and Data Overview” published by Forrester Research Inc., Oct. 2006.
current categories total $88.7 billion in 2007 *
0
$20
$40
$60
$80
$100
$120
$140
$160
$180
2006 2007 2008 2009 2010 2011
$73.9
$88.7
$105.3
$122.6
$140.3
$159
20.3%
18.7%
16.4%
14.4%
13.3%

kate spade NEW YORK	palm	POLO.COM RALPH LAUREN	NFL	MLB.com	ESTEE LAUDER COMPANIES	NEW YORK & COMPANY
ZALES THE DIAMOND STORE	Levi's	SHOP PBS	ACE	DOCKERS SAN FRANCISCO	Nick.com	Kenneth Cole
liz claiborne	AÉROPOSTALE	babycenter	Elizabeth Arden	adidas	reebok	Christopher & Banks
SPORTS AUTHORITY	RadioShack	LINENS-N-THINGS	Bath & Body Works	HBO	GNC Live Well	speedo
HERSHEY'S GIFTS	BURBERRY	DICK'S SPORTING GOODS	NHL	NASCAR	BABIES R US	FRENCH TOAST OFFICIAL SCHOOL WEAR
FILSON Since 1897	Charlotte Russe	iRobot	Timberland	BCBGMAXAZRIA	TOYS R US	GODIVA Chocolatier

gsi commerce

8 ~ 80 leading retailers and brands * Slide shows selected partners. agenda core domestic business emerging growth opportunities financials adding 5 to 10 new partners and 1 to 2 categories per year
total domestic partners
current partners that launched or
are expected to launch with GSI during that year
number of categories
23
31
39
49
55
4
4
6
6
7
7
9
9
11
11
1999 2000 2001 2002 2003 2004 2005 2006
4
0
10
20
30
40
50
60
6 8 8 10 6
1
1
7
1
1
13
1
1
3 10
78
13
13
2007
70
9
acquisition partners
80
14
agenda core domestic business emerging growth opportunities financials

WILSONS LEATHER

MLB.com

SPORTS AUTHORITY

NHL

iRobot

NFL

LINENS-N-THINGS

gsi commerce

2007 partner renewals
agenda core domestic business emerging growth opportunities financials partner since 2004;
multiyear extension
partner since 1999;
10-year extension
partner since 2005;
multiyear extension and
international expansion
partner since 2003;
multiyear extension
partner since 2003;
FY 2016 extension
partner since 2004;
FY 2014 extension
partner since 2006;
FY 2012 extension

11 value proposition complete solution enterprise scale & scope focus on partner’s growth, brand and customer experience agenda core domestic business emerging growth opportunities financials value proposition – complete premium solution
end-to-end, integrated, multichannel,
e-commerce platform
shared infrastructure
and customized solutions
increased efficiency –
one vendor
proven integration –
built to work together
e-commerce expertise -
360°understanding of business
agenda core domestic business emerging growth opportunities financials technology
fulfillment
customer care

value proposition – enterprise scale & scope
not partner core competency –
e-commerce ~ 2% to 4% of total sales
~ 3,400 employees
redundant, geographically
separate data centers
4 customer care facilities
~ 1,600 seats
6 primary fulfillment centers
2.7 million sq. ft.
agenda core domestic business emerging growth opportunities financials
Edwardsville, Ill.
Louisville, Ky.
Shepherdsville, Ky.
Richwood, Ky.
Los Angeles, Calif.
Pacoima, Calif.
Martinsville,
Va.
Nashville, Ten.
Melbourne, Fla.
Eau Claire, Wis.
Brunswick, Ga.
King of Prussia, Pa.

Ring Finder - Mozilla Firefox
ZALES
Shopping Bag (1 item)
My Zales.com
Order Status
Wish List
JEWELRY
WEDDING
PERSONALIZED
DESIGN YOUR OWN
WATCHES
GIFTS
CLEARANCE
FREE FEDEX 2DAY SHIPPING with any purchase of $199 or more. details
Home » Ring Finder
958 matches
Gender
Ladies
Mens
Price
Ring Style
Stone Type
Alexandrite
Stone Shape
Carat Range
Metal Type
Metal Color
Product Comparison
DRAG PRODUCTS HERE
Sort
Best Sellers
Orig. $850.00
Now $561.30
Orig. $2149.00
Compare
Done

gsi commerce

14 value proposition – focus on partner growth, brand and customer experience agenda core domestic business emerging growth opportunities financials decision wizards

KitchenAid
For every cook
DOCKERS
FRIENDS AND FAMILY EVENT
DOCKERS
SAN FRANCISCO
SPRING 2007
MLB.com
The Baby
REGISTRY
$50
GIVE THE GIFT
OF THE NFL.
SHOP
NFLSHOP.COM
$50 GIFT CARD
AEROPOSTALE GIFTCARD
GOLD CARD
in store
pickup
FREE
SHIPPING
to your local Ace!

gsi commerce®

value proposition – focus on partner growth, brand and customer experience buy online, pick up in store
buy online, ship to store
buy online, return to store
digital versions of print media (e.g.
catalogs, circulars)
online/offline gift card redemption and
purchase
online/offline loyalty program integration
online/offline private label credit card
integrated registries
agenda core domestic business emerging growth opportunities financials multichannel capabilities

SHOP
NFLSHOP.COM

THINK QVC IS JUST ABOUT FASHION, JEWELRY AND MAKEUP? WELL, GET
THIS. QVC IS THE OFFICIAL TELEVISION RETAILER OF THE NFL. ALL THROUGH THE
SEASON, WE'LL HAVE SHOWS FEATURING NFL NEWS, RECAPS AND SPECIAL GUESTS.
YOU'LL EVEN BE ABLE TO GET YOUR FAVORITE TEAMS' JERSEYS, HATS, COLLECTIBLES
AND MORE. WATCH THE NFL ON QVC. YEAH, THAT'S RIGHT, QVC.
NFL
QSPORTS PRESENTS NFL SHOP LIVE FROM THE RCA DOME IN INDIANAPOLIS
THURSDAY, SEPTEMBER 6, 2007. 7PM ET.
QVC®

gsi commerce®

16 value proposition – focus on partner growth, brand and customer experience agenda core domestic business emerging growth opportunities financials leveraging relationships value proposition – focus on partner growth, brand and customer experience
More than
100,000 NFL
jerseys
decorated
in-house by
GSI July – Dec.
2006
More than
9,000
customized
NFL team
jerseys were
ordered on
QVC.com in a
single day.
agenda core domestic business emerging growth opportunities financials customization / personalization

value proposition – focus on partner growth, brand and customer experience
~ 41 partner web stores use one or more alternative payment methods black friday thru cyber monday, 2006 – Bill Me Later, Google Checkout and
PayPal accounted for more than 18% of purchases made on GSI Commerce’s partner sites using those services
1x login & account set up
track all order & shipping
info. in one account
virtual wallet
extensive network
quick, easy credit
“90 days same as cash”
agenda core domestic business emerging growth opportunities financials alternative payments

competition
outsource insource
web platform
IBM, ATG, Microsoft
customer care
West, Convergys
fulfillment /logistics
DHL, UPS
design
aQuantive, Grey Interactive
online marketing
aQuantive, ValueClick
strategy/sys.  integrators
McKinsey, Accenture
order proc/merch systems
SAP, Yantra
e-mail mgmt.
Experian, epsilon
retailer
e-commerce decision
GSI
web
platform
custom
solutions
marketing
services
fulfillment
/logistics
customer
care
one-stop, full-service
solution provider
agenda core domestic business emerging growth opportunities financials

20 marketing services agenda core domestic business emerging growth opportunities financials marketing services
full-service, interactive marketing services
creative – user experience & site design
online marketing (search, affiliate, comparison shopping engines, display)
e-mail
content development & digital photography
catalog services
provides services to ~ 50 partners
155 staff and growing
complementary acquisitions possible
agenda core domestic business emerging growth opportunities financials marketing services – online advertising market
estimated U.S. online advertising as
% of total U.S. advertising spend
estimated U.S. online
advertising revenues
2006 2007 2008 2009 2010 2011
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
0%
2%
4%
6%
8%
10%
12%
$19.3
$24.7
$29.5
$34.0
6.6%
8.1%
9.2%
11.4%
10.0%
10.8%
$38.2
$42.0
16.9% CAGR
Source: Piper Jaffray, U.S. Online Advertising Forecast.
$ in millions
agenda core domestic business emerging growth opportunities financials marketing services – a multichannel requirement
almost $400 billion of store sales – or 16% of total retail sales – were directly influenced by the Web
(cross-channel sales) in 2006. This will grow at a 17% CAGR over the next five years resulting in cross-channel sales by consumers of more than $1 trillion by 2012 *
51% of online consumers have researched and then purchased offline *
45% of online consumers buy additional products once inside an offline store *
main reason consumers purchased offline: wanted product immediately *
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2006 2007 2008 2009 2010 2011
2012
16%
20%
24%
28%
32%
35%
38%
$2,481
$2,552
$2,627
$2,705
$2,787
$2,873
$2,954
total cross-channel sales - % * total retail sales, excluding travel *
CAGR = 17%
* Source: Forrester Research Inc., “The Web’s Impact on In-Store Sales: U.S. Cross-Channel Sales Forecast, 2006 to 2012.”, May 7, 2007.
$ in millions
agenda core domestic business emerging growth opportunities financials

[redacted]

Charlotte Russe
featured casual tops
Satin Corset
Floral Empire Top
what's hot!
editor picks
shop dressy tops:
featured dressy tops:
more colors
Satin Corset
Floral Empire Top
hot chic

gsi commerce

24 marketing services – enhancing the customer experience agenda core domestic business emerging growth opportunities financials usability lab

ROCKPORT
from the drafting table
to the pool table
- Craig G. [architect]
home
collection
shop
culture
blog
Men's Health

gsi commerce

25 marketing services – brand integration agenda core domestic business emerging growth opportunities financials

26 international agenda core domestic business emerging growth opportunities financials international
executive presence in Barcelona, Spain
senior executive relocated in August
leveraging 2006 acquisition of Aspherio and incrementally developing core platform europe followed by asia
size of the market, current Barcelona presence, and fewer language & cultural challenges interest of domestic partners
ability to gain traction with new partners
buy / build assets to assemble end-to-end solution
an end-to-end solution is strategic differentiator
two international deals signed in 2007 for 2008 launches
iRobot -- launching in three countries in 2008
Unnamed men’s apparel partner -- launching two stores each in six countries in 2008 agenda core domestic business emerging growth opportunities financials international – european e-commerce market
*
Includes the following European countries: United Kingdom, Germany, France, Italy, Spain, Netherlandds, Belgium, Luxembourg, Norway, Sweden,
Denmark, Finland, Austria, Switzerland, Ireland, Portugal and Greece.  Source: Forrester Research Inc., “Europe’s e-Commerce Forecast: 2006 to
2011,” June 29, 2006.  Euros were converted to U.S. dollars for this presentation.  As of 5/10/07 that rate was 1 Euro = $1.354 projected growth of european online sales
european online population expected to grow from 189 million in 2006 to 242 million in 2011, or from 58% to 74% of the adult population.
*
in 2003, 19% of europe’s online population shopped online -- that number is expected to grow to
54% by 2011.
*
2006 2007 2008 2009 2010 2011
$ in billions
$309.9
$138.9
$177.2
$219.3
$264.0
$356.1
$0
$50
$100
$150
$200
$250
$300
$350
$400
23.7%
20.4%
17.4%
14.9%
27.5%
agenda core domestic business emerging growth opportunities financials

29 financials agenda core domestic business emerging growth opportunities financials growth strategy for the business
core enterprise market
add new partners (5 – 10 per year) – long-term, exclusive deals grow annuity transaction volume
increase incremental revenue –
technology & multichannel projects
renew / extend agreements
emerging growth opportunities
marketing services -
gsi interactive SM
international –
gsi international SM
agenda core domestic business emerging growth opportunities financials net revenues – trailing four quarters
$0
$100
$200
$300
$400
$500
$600
$700
$5.5
FY99
$42.8
FY00
$102.6
FY01
$172.6
FY02
$241.9
FY03
$335.1
FY04
$440.4
FY05
$609.6
FY06
$ in millions
agenda core domestic business emerging growth opportunities financials changing revenue mix . . .
product sales % contribution to net revenue
service fees  % contribution to net revenue
% net revenue
0%
20%
40%
60%
80%
100%
1999 2000
2001
2002 2003
2004
2005 2006
100%
97.7%
95.8%
89.7%
89.5%
82.0%
80.7%
75.7%
2.3% 4.2% 10.3% 10.5% 18.0% 19.3% 24.3%
service fees compounded annual growth rate from 2002 – 2006 = 70%
product sales compounded annual growth rate from 2002 – 2006 = 31.4%
agenda core domestic business emerging growth opportunities financials

. . . more fully impacts gross profit contribution
product sales  % contribution to gross profit
service fees  % contribution to gross profit
0%
20%
40%
60%
80%
100%
1999 2000 2001 2002
2003
2004 2005 2006
% gross profit
100%
92.4%
87.7%
69.5%
70.9%
54.5%
51.9%
46.7%
7.6% 12.3% 30.5% 29.1% 45.5% 48.1% 53.3%
agenda core domestic business emerging growth opportunities financials

Delivering revenue growth & margin expansion
For a reconciliation of non-GAAP financial measures, see
Appendices A thru D and/or see our results for fiscal years
2001 - 2006 at www.gsicommerce.com/news/news.jsp .
net revenue
$ in millions
adjusted
EBITDA
-467.3%
$0
$100
$200
$300
$400
$500
$600
$700
1999 2000 2001 2002 2003 2004 2005 2006
$5.5
$42.8
$102.6
$172.6
$241.9
$335.1
$440.4
$609.6
0.1%
4.4%
4.9%
6.4%
-10%
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
-95.4%
-16.2%
-11.3%
agenda core domestic business emerging growth opportunities financials annual free cash flow – 2006 positive milestone
$ in millions
-$25
-$20
-$15
-$10
-$5
$0
$5
$10
$15
$20
$25
$30
2002 2003 2004 2005 2006
-$19.4
-$7.5
-$13.6
-$5.3
$23.5
For a reconciliation of non-GAAP financial measures, see Appendices A thru D and/or see our results for fiscal years 2001 - 2006 at
www.gsicommerce.com/news/news.jsp .
agenda core domestic business emerging growth opportunities financials strong balance sheet
cash * $103.5 $184.5 $166.2
inventory $43.3 $46.8 $52.8
net fixed assets $96.7 $106.2 $148.3
total assets $308.4 $463.6 $608.5
debt $70.8 $70.9 $236.8
a/p & accrued expenses $74.7 $149.3 $127.3
total liabilities $157.7 $235.9 $383.7
stockholders’ equity $153.2 $227.7 $224.8
* cash and cash equivalents and marketable securities.
($ millions)
sept. 30, 2006 dec. 30, 2006
sept. 29, 2007
agenda core domestic business emerging growth opportunities financials

37 appendices

appendix a
January 1, December 30, December 29, December 28, January 3, January 1, January 3, January 1,
2000 2000 2001 2002 2004 2005 2005 2006
(29,083) $           (53,557) $           (32,497) $           (34,437) $           (13,064) $           (401) $                 2,878 $               9,647 $
2,655 4,983 10,282 401 1,935 3,576 3,805 7,578
728 8,074 6,662 10,509 11,386 10,944 14,635 21,297
(25,700) $           (40,500) $           (15,553) $           (23,527) $           257 $                  14,119 $            21,318 $            38,522 $
Twelve Months Ended
GSI COMMERCE, INC. AND SUBSIDIARIES
ADJUSTED EBITDA
(1)
AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)
FY1999 FY2000 FY2001 FY2002 FY2003 FY2004 FY2005 FY2006
Reconciliation of GAAP Income from
operations to Adjusted EBITDA:
GAAP Income from operations
Stock-based compensation
Depreciation and amortization
Adjusted EBITDA
(1)
Adjusted EBITDA no longer includes other income (expense) as a reconciling item between Adjusted EBITDA and GAAP results.

appendix b
GSI COMMERCE, INC. AND SUBSIDIARIES
MERCHANDISE SALES
(1)
AND RECONCILIATION TO GAAP RESULTS
(Dollars in thousands)
(Unaudited)
January 3, January 1,
2004 2005
Merchandise sales
(1)
- (a non-GAAP financial measure):
Category:
Sporting goods 128,489 $            200,394 $
Other
(2)
153,537 274,586
Total merchandise sales
(1)
- (a non-GAAP
financial measure) 282,026 $            474,980 $
Net revenues - (GAAP basis):
Net revenues from product sales:
Category:
Sporting goods 128,360 $            164,530 $
Other
(2)
88,150 110,458
Total net revenues from product sales 216,510 274,988
Service fee revenues 25,409 60,116
Total net revenues - (GAAP basis) 241,919 $            335,104 $
December 28,
2002
96,669 $
81,631
178,300 $
96,669 $
58,150
154,819
17,819
172,638 $
Fiscal Year 2004 Fiscal Year 2003 Fiscal Year 2002
Year Ended
December 31,
2005
261,568 $
420,429
681,997 $
212,932 $
142,442
355,374
85,018
440,392 $
Fiscal Year 2005
385,950 $
801,849
1,187,799 $
314,696 $
146,487
461,183
148,370
609,553 $
December 30,
2006
Fiscal Year 2006

appendix b . . . continued
January 3, January 1,
2004 2005
Year Ended
GSI COMMERCE, INC. AND SUBSIDIARIES
MERCHANDISE SALES
(1)
AND RECONCILIATION TO GAAP RESULTS
(Dollars in thousands)
(Unaudited)
Reconciliation of merchandise salesto net revenues:
(1)
Merchandise sales -
(1)
(a non-GAAP financial measure):
Category:
Sporting goods 128,489 $            200,394 $
Other
(2)
153,537 274,586
Total merchandise sales
(1)
- (a non-GAAP
financial measure) 282,026 474,980
Less:
Sales by partners :
(3)
Category:
Sporting goods (129) (35,864)
Other (65,387) (164,128)
Total sales by partners
(3)
(65,516) (199,992)
Add:
Service fee revenues 25,409 60,116
Net revenues - (GAAP basis) 241,919 $            335,104 $
(1)  Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.
(2)   The "Other" categories of both merchandise sales and net revenues from product sales include $1,034 and $10 for the year ended January 3, 2004 and January 1, 2005, respectively, related to Ashford.com.
(3)   Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise.  GSI Commerce records service fee revenues on these sales.
December 28,
2002
96,669 $
81,631
178,300
--
(23,481)
(23,481)
17,819
172,638 $
Fiscal Year 2004 Fiscal Year 2003 Fiscal Year 2002
December 31,
2005
Fiscal Year 2005
261,568 $
420,429
681,997
(48,636)
(277,987)
(326,623)
85,018
440,392 $
385,950 $
801,849
1,187,799
(71,254)
(655,362)
(726,616)
148,370
609,553 $
December 30,
2006
Fiscal Year 2006

appendix c
December 28, January 3, January 1, December 31, December 30,
2002 2004 2005 2005 2006
Reconciliation of GAAP operating cash flow to free cash flow
GAAP cash flow from operating activities 10,041 $             475 $                   21,094 $             24,285 $             66,077 $
Cash paid for fixed assets, including capitalized
software development (29,480)                (7,999)                  (34,717)                (29,551)                (42,621)
Free Cash Flow (19,439) $            (7,524) $               (13,623) $            (5,266) $               23,456 $
Twelve Months Ended
GSI COMMERCE, INC. AND SUBSIDIARIES
FREE CASH FLOW AND RECONCILIATION TO GAAP OPERATING CASH FLOW
(In thousands)
(Unaudited)